UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04632

The European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

1 International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2018

Semiannual Report

to Shareholders

The European Equity Fund, Inc.

Ticker Symbol: EEA

Contents

3	Letter to the Shareholders
8	Outlook Interview with the Portfolio Manager
10	Performance Summary
11	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations

19	Statements of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
29	Report of Annual Meeting of Stockholders
30	Additional Information
32	Privacy Notice

The Fund seeks long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Europe.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in Europe, thereby increasing its vulnerability to developments in that region. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe. The continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

In June 2016, citizens of the United Kingdom voted that the United Kingdom should leave the European Union and in March 2017, the United Kingdom initiated its withdrawal from the European Union, which is expected to take place by March 2019. Significant uncertainty exists regarding the timing and terms of the United Kingdom’s anticipated withdrawal from the European Union and the effects such withdrawal may have on the United Kingdom, other European countries and the global economy.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE      MAY LOSE VALUE

NOT A DEPOSIT      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The European Equity Fund, Inc.

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For the six-month period ended June 30, 2018, the European Equity Fund, Inc. (the “Fund”) registered a total return in U.S. dollar terms (USD) of –2.51% based on net asset value (NAV) and –4.56% based on market price. During the same period, the total return of the Fund’s benchmark, the MSCI Europe Index, was –3.23%.1 The Fund’s discount to net asset value averaged 10.60% for the six months ended June 30, 2018, compared with 11.07% for the same period in 2017.

Equity markets again reached new highs in January, but then quickly deteriorated with increasing volatility. What initially was profit taking after an excellent year of returns in 2017 turned to a stronger downward move in February/March. The subsequent rebound during the second quarter led to largely unchanged returns in euro terms for the six-month period.

What were the events that moved markets as such? The year started with positive news from the corporate sector with the Q4 earnings season. However, this was superimposed by a rising tide of trade protectionism. The U.S. government introduced tariffs on imported steel and aluminum and then threatened to introduce similar tariffs on a whole line-up of products from China. China and the European Union responded with their own threats of retaliation. This debate calmed down intermittently only to rise again in June when auto tariffs became the newest category under attack. Equity markets saw Germany as the most exposed and the DAX index underperformed the rest of Europe.2

Geopolitical pressure was eased with a breakthrough between the United States and North Korea in negotiations about disarmament. In terms of the European political context, France currently has a relatively stable political backdrop. Germany is undergoing a conflict over immigration within its government. In Italy, a new government could barely be formed after support rose for various non-traditional parties. In the end, the new Prime Minister, Giuseppe Conte, stepped back from some of the previously proposed anti-Eurozone measures. Overall, the political context in Europe remains somewhat tenuous.

Macroeconomic lead indicators such as the Purchasing Managers’ Index (PMI) and the German Ifo Business Climate Index retraced from

The European Equity Fund, Inc.	|	3

previously high levels.3,4 It is normal to see such moderation as the cycle progresses. It does not yet necessarily mean that the cycle is turning over, as the absolute level of these indicators still points towards a continuation of growth. Europe’s two key export markets continue to grow in a satisfactory manner. In the United States, household and business financial positions support solid underlying growth. Continued positive wage growth supports consumption trends. China could clearly be directly affected by trade measures, but its domestic economy is becoming more balanced and the Chinese government signaled support in case of a slowdown.

Monetary policy remained on an expected path. The U.S. Federal Reserve Board (the Fed) raised rates again in June, while the European Central Bank (ECB) has hinted at ending quantitative easing (QE) toward the end of this year.5 In addition, the euro strength of 2017 has now moved to a weakening trend.

Bottom-up developments continue to be encouraging. The European market was again supported by a positive earnings season in January/February, with a majority of positive surprises. First-quarter earnings reported in April and May showed a deceleration based on high comparable growth rates from the previous year. The strongest earnings growth path can currently be observed in financials, industrials and energy. However, toward the end of the semiannual period, earnings disappointments surfaced, largely in industrials. The most visible profit warning came from Daimler. The automotive sector in Europe is vulnerable to an escalation of trade disputes with the potential of rising tariffs. We saw positive earnings surprises within the consumer discretionary and technology sectors.

Sector Diversification (As a % of Equity Securities)	6/30/18	12/31/17
Industrials	20%	28%
Financials	17%	17%
Health Care	13%	11%
Materials	11%	10%
Consumer Staples	10%	8%
Information Technology	8%	7%
Consumer Discretionary	8%	11%
Energy	6%	3%
Telecommunication Services	4%	5%
Utilities	3%	—
	100%	100%

4	|	The European Equity Fund, Inc.

Perhaps surprisingly in terms of sector performance, cyclicals generally outperformed defensive issues. Of the defensive sectors, only utilities outperformed. Energy and technology were, by a large margin, the best performing sectors. The sector positioning of the Fund’s portfolio contributed to relative outperformance, especially an overweight in information technology and an underweight in financials. The timely reduction of some overbought positions at the beginning of the year also had a positive relative contribution. Security selection cost relative performance in the materials and telecommunication services sectors, but contributed within financials, industrials and information technology. The effect of security selection was positive overall.

Toward the end of the period, investors began to reposition their portfolios, favoring defensive issues and quality stocks at the expense of cyclicals, in line with a slowdown in economic growth prospects. The cyclical portfolio tilt is not as pronounced as at the beginning of the year. In addition, in line with our more defensive strategy, portfolio performance also benefited from a positive contribution of a long position in DAX 100 index puts. At the end of the quarter the portfolio beta was 0.89.6

Ten Largest Equity Holdings at June 30, 2018 (31.0% of Net Assets)		Country	Percent
1.	Chr Hansen Holding A/S	Denmark	3.5%
2.	Royal Dutch Shell PLC	Netherlands	3.5%
3.	Essilor International Cie Generale d’Optique SA	France	3.3%
4.	Deutsche Boerse AG	Germany	3.2%
5.	Fresenius SE & Co KGaA	Germany	3.0%
6.	KBC Group NV	Belgium	3.0%
7.	SAP SE	Germany	3.0%
8.	Heineken NV	Netherlands	3.0%
9.	Novo Nordisk A/S	Denmark	2.9%
10.	Zalando SE	Germany	2.6%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s Schedule of Investments, see page 11. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

The European Equity Fund, Inc.	|	5

Economic Outlook

In the annual report for 2017, we mentioned the need to monitor potential challenges such as high valuations, peaking lead indicators and the risk of renewed protectionism. These negative factors are all currently playing out in equity markets, leading to renewed volatility. It remains to be seen whether this will continue while underlying trends are still positive.

While a slowdown is evident, economic lead indicators are still positive for growth. We expect the world economy to continue to grow at nearly 4% this year and next and for Europe to benefit from this. Risks to this outlook include a flattening of the yield curve, a stronger rise in European wage inflation and a stronger growth slowdown in China and the emerging markets as a whole. Emerging markets are vulnerable to rising U.S. rates and a strengthening U.S. dollar. Any faster than expected rate increases from the Fed also pose a risk for equity markets.

We remain constructive regarding the earnings outlook for European equities. Despite the recent volatility, consensus estimates still expect another year of double-digit earnings growth in Europe. Finally, our permanent monitoring and evaluation of market opportunities and portfolio holdings allows us to take timely action.

Sincerely,

Christian Strenger	Gerd Kirsten	Hepsen Uzcan
Chairman	Portfolio Manager	President and Chief
Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

6	|	The European Equity Fund, Inc.

[1]	The MSCI Europe Index tracks the performance of 16 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and the index does not reflect any fees or expenses. It is not possible to invest directly in an index.

[2]	The Deutscher Aktien Index 100 (DAX 100) tracks the performance of 100 major German companies trading on the Frankfurt Stock Exchange.

[3]	Maintained by the Institute for Supply Management (ISM), the PMI is a composite of information extracted from responses to surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

[4]	The Ifo Business Climate Index is a monthly survey prepared by the Ifo Institute for Economic Research in Munich, Germany that measures the business climate in Germany.

[5]	Quantitative easing (QE) is a type of monetary policy used by central banks to stimulate the economy. Central banks implement quantitative easing by purchasing financial assets from commercial banks and other financial institutions, thus raising the prices of those financial instruments and lowering their yields, while simultaneously increasing the money supply of a country or region.

[6]	Beta measures a security’s sensitivity to the movements of the Fund’s benchmark or the market as a whole.

The European Equity Fund, Inc.	|	7

Outlook Interview with the Portfolio Manager	(Unaudited)

Portfolio Manager

Gerd Kirsten

Question: Have the rekindled political worries in the Eurozone had an effect on the growth outlook for European companies? And what about protectionism?

Answer: While the Italian political crisis has highlighted that the governmental debt situation in the Eurozone is a structural issue for the euro, it has little short-term effect on earnings growth prospects this year. According to Bloomberg, the consensus estimate for 2018 earnings growth of the MSCI Europe Index was +11% at the beginning of the year and is now still at +10.6%.

The global conflict regarding trade tariffs was not taken well by investors, as the “goldilocks” scenario of growth with moderate inflation could end. Typically, an escalating round of trade tariffs leads to “stagflation,” i.e. a slowdown in growth while inflation accelerates. In this scenario, companies are challenged with slowing demand, but rising costs. Hence the earnings outlook diminishes.

Question: How are cyclical versus structural growth themes reflected in the portfolio?

Answer: During the period of improving economic growth from 2016 to beginning of this year we did add some stocks with cyclical leverage. This enabled portfolio performance to keep up with the market despite our overall defensive investment strategy. However, the core of our portfolio is driven by structural trends. These include digitalization, industrial automation, the emerging consumer, the healthy consumer and medical innovations. Lastly, within these themes stock selection becomes critical to building a strong portfolio.

8	|	The European Equity Fund, Inc.

Question: In terms of stock selection, what are the key factors in your investment process that lead to a company making it into the portfolio?

Answer: First of all, we perform a rigorous quantitative screening with factors that are adapted according to the phase of the investment cycle. The second part of our investment process consists of our fundamental analysis of good candidates. Given our large team of 30 fund managers located on the Continent, we are able to have about 1,600 management meetings every year. We try to pinpoint the key issues before we go into these interviews, then try to find out whether there is momentum in the business, and what are the risks involved.

Finally, you have to know what the market is saying about these stocks and where the consensus stands. This allows us to determine where we differ from consensus and find the situations where sentiment is changing. Finally, our permanent monitoring and evaluation of market opportunities and portfolio holdings allows us to take timely action.

The European Equity Fund, Inc.	|	9

Performance Summary	June 30, 2018 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/18

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	(2.51)%	5.30%	7.11%	0.99%
Market Price(a)	(4.56)%	3.07%	6.72%	0.94%
MSCI Europe Index(b)	(3.23)%	5.28%	6.21%	2.36%

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2018 was 1.29%.

[b]

The MSCI Europe Index tracks the performance of 16 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

The Fund’s benchmark was changed as of July 1, 2014 from the MSCI EMU Index to the MSCI Europe Index as a result of the Fund changing its investment policy.

‡	Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price

	As of 6/30/18	As of 12/31/17
Net Asset Value	$10.66	$10.97
Market Price	$9.39	$9.87

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 6/30/18:
Income	$.03
Capital Gains	$—

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

10	|	The European Equity Fund, Inc.

Schedule of Investments	as of June 30, 2018 (Unaudited)

	Shares	Value ($)
Common Stocks 98.5%
Germany 20.6%
Aerospace & Defense 2.3%
MTU Aero Engines AG	10,000	1,921,376

Capital Markets 3.2%
Deutsche Boerse AG	20,000	2,664,946

Chemicals 1.9%
Evonik Industries AG	48,000	1,643,372

Health Care Providers & Services 3.0%
Fresenius SE & Co KGaA	32,000	2,569,928

Insurance 2.2%
Allianz SE (Registered)	9,000	1,859,719

Internet & Direct Marketing Retail 2.6%
Zalando SE 144A*	39,000	2,179,267

Personal Products 2.4%
Beiersdorf AG	18,000	2,043,148

Software 3.0%
SAP SE	22,000	2,541,095
Total Germany (Cost $14,620,341)		17,422,851

Switzerland 11.6%
Building Products 2.0%
Geberit AG (Registered)	4,000	1,715,782

Capital Markets 2.5%
Partners Group Holding AG	2,841	2,081,607

Chemicals 0.8%
Sika AG (Registered)	5,000	691,913

Life Sciences Tools & Services 2.4%
Lonza Group AG (Registered)*	7,700	2,043,459

Metals & Mining 1.9%
Glencore PLC*	330,000	1,576,633

Technology Hardware, Storage & Peripherals 2.0%
Logitech International SA (Registered)	38,000	1,671,326
Total Switzerland (Cost $7,204,966)		9,780,720

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	11

	Shares	Value ($)

France 11.4%
Aerospace & Defense 1.2%
Thales SA	8,000	1,030,493

Commercial Services & Supplies 2.3%
Edenred	60,000	1,895,228

Construction & Engineering 2.3%
Vinci SA	20,000	1,922,777

Health Care Equipment & Supplies 4.6%
BioMerieux†	11,500	1,034,987
Essilor International Cie Generale d’Optique SA	20,000	2,822,531

		3,857,518
Household Durables 1.0%
SEB SA	5,000	873,140
Total France (Cost $7,793,648)		9,579,156

Sweden 11.2%
Electronic Equipment, Instruments & Components 1.5%
Hexagon AB “B”	22,000	1,228,466

Household Products 2.2%
Essity AB “B”	74,000	1,829,877

Machinery 6.1%
Alfa Laval AB	76,000	1,806,267
SKF AB “B”	105,000	1,956,726
Volvo AB “B”	88,000	1,408,740

		5,171,733
Oil, Gas & Consumable Fuels 1.4%
Lundin Petroleum AB	38,000	1,213,665
Total Sweden (Cost $8,804,556)		9,443,741

Netherlands 10.5%
Banks 2.4%
ING Groep NV	141,000	2,029,057

Beverages 3.0%
Heineken NV	25,000	2,510,279

Oil, Gas & Consumable Fuels 3.5%
Royal Dutch Shell PLC “B”	82,000	2,936,647

Semiconductors & Semiconductor Equipment 1.6%
ASML Holding NV	7,000	1,386,636
Total Netherlands (Cost $7,049,950)		8,862,619

The accompanying notes are an integral part of the financial statements.

12	|	The European Equity Fund, Inc.

	Shares	Value ($)

Denmark 8.9%
Chemicals 3.5%
Chr Hansen Holding A/S	32,000	2,955,451

Electric Utilities 2.5%
Orsted A/S 144A	35,000	2,116,991

Pharmaceuticals 2.9%
Novo Nordisk A/S “B”	53,000	2,458,279
Total Denmark (Cost $7,017,143)		7,530,721

United Kingdom 6.2%
Metals & Mining 2.4%
Randgold Resources Ltd (ADR)	27,000	2,073,934

Trading Companies & Distributors 1.8%
Ashtead Group PLC	50,000	1,499,953

Wireless Telecommunication Services 2.0%
Vodafone Group PLC	700,000	1,698,239
Total United Kingdom (Cost $6,034,496)		5,272,126

Ireland 4.7%
Airlines 2.2%
Ryanair Holdings PLC*	100,000	1,841,416

Food Products 2.5%
Kerry Group PLC “A”	20,000	2,088,299
Total Ireland (Cost $3,291,343)		3,929,715

Italy 4.4%
Banks 2.1%
Intesa Sanpaolo SpA	600,000	1,741,495

Diversified Telecommunication Services 2.3%
Telecom Italia SpA*	2,650,000	1,971,698
Total Italy (Cost $4,324,530)		3,713,193

Spain 3.1%
Banks 0.9%
Bankinter SA	84,000	817,960

Hotels, Restaurants & Leisure 2.2%
NH Hotel Group SA	248,000	1,832,474
Total Spain (Cost $2,670,661)		2,650,434

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	13

	Shares	Value ($)

Belgium 3.0%
Banks 3.0%
KBC Group NV (Cost $1,908,100)	33,000	2,547,002

Luxembourg 2.2%
Multiline Retail 2.2%
B&M European Value Retail SA (Cost $1,684,234)	340,000	1,813,326

Finland 0.7%
Oil, Gas & Consumable Fuels 0.7%
Neste OYJ (Cost $558,425)	7,042	552,392
Total Common Stocks (Cost $72,962,393)		83,097,996

Rights 0.0%
Italy 0.0%
Banks 0.0%
Intesa Sanpaolo SpA, Expiration Date 7/17/2018* (Cost $0)	600,000	—

Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.80% (Cost $396,669) (a) (b)	396,669	396,669

	Contracts	Value ($)
Put Options Purchased 0.3%
Exchange-Traded Index Options Contracts
Deutsche Boerse AG German Stock Index, Expiration Date 12/21/2018, Strike Price EUR 10,000, Notional Amount EUR 25,000,000 (Cost $167,849)	500	283,070

	Shares	Value ($)
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 1.85% (Cost $49,558) (b)	49,558	49,558

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $73,576,469)	99.3	83,827,293
Other Assets and Liabilities, Net	0.7	553,550

Net Assets	100.0	84,380,843

The accompanying notes are an integral part of the financial statements.

14	|	The European Equity Fund, Inc.

A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended June 30, 2018 are as follows:

Value ($) at 12/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of shares at 6/30/2018	Value ($) at 6/30/2018
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.80% (a) (b)
—	19,047,231	18,650,562	—	—	17,205	—	396,669	396,669
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 1.85% (b)
271,114	13,333,335	13,554,891	—	—	13,961	—	49,558	49,558
271,114	32,380,566	32,205,453	—	—	31,166	—	446,227	446,227

*	Non-income producing security.

†	All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2018 amounted to $377,815, which is 0.4% of net assets.

(a)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The European Equity Fund, Inc.	|	15

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (c)
Germany	$17,422,851	$—	$—	$17,422,851
Switzerland	9,780,720	—	—	9,780,720
France	9,579,156	—	—	9,579,156
Sweden	9,443,741	—	—	9,443,741
Netherlands	8,862,619	—	—	8,862,619
Denmark	7,530,721	—	—	7,530,721
United Kingdom	5,272,126	—	—	5,272,126
Ireland	3,929,715	—	—	3,929,715
Italy	3,713,193	—	—	3,713,193
Spain	2,650,434	—	—	2,650,434
Belgium	2,547,002	—	—	2,547,002
Luxembourg	1,813,326	—	—	1,813,326
Finland	552,392	—	—	552,392
Short-Term Instruments (c)	446,227	—	—	446,227
Derivatives (d)
Purchased Options	283,070	—	—	283,070
Total	$83,827,293	$—	$—	$83,827,293

There have been no transfers between fair value measurement levels during the period ended June 30, 2018.

(c)	See Schedule of Investments for additional detailed categorizations.

(d)	Derivatives include value of options purchased.

16	|	The European Equity Fund, Inc.

Statement of Assets and Liabilities

as of June 30, 2018 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $73,130,242) — including $377,815 of securities loaned	$83,381,066
Investment in DWS Central Cash Management Government Fund (cost $49,558)	49,558
Investment in DWS Government & Agency Securities Portfolio (cost $396,669)*	396,669
Foreign currency, at value (cost $344,010)	344,662
Receivable for investments sold	463,347
Dividends receivable	123,668
Foreign taxes recoverable	225,859
Interest receivable	3,020
Other assets	19,172
Total assets	85,007,021

Liabilities
Payable upon return of securities loaned	396,669
Investment advisory fee payable	45,726
Payable for Directors’ fees and expenses	23,017
Administration fee payable	14,069
Payable for Fund shares repurchased	13,185
Accrued expenses and other liabilities	133,512
Total liabilities	626,178
Net assets	$84,380,843

Net Assets Consist of
Undistributed net investment income	846,108
Accumulated net realized gain (loss)	985,382
Net unrealized appreciation (depreciation) on:
Investments	10,250,824
Foreign currency	(4,651)
Paid-in capital	72,303,180
Net assets	$84,380,843

Net Asset Value

Net assets value per share ($84,380,843 ÷ 7,914,600 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$10.66

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	17

Statement of Operations

for the six months ended June 30, 2018 (Unaudited)

Net Investment Income
Income:
Dividends (net of foreign withholding taxes of $195,724)	$1,385,005
Income distributions — DWS Central Cash Management Government Fund	13,961
Securities lending income, net of borrower rebates	17,205
Total investment income	1,416,171
Expenses:
Investment advisory fee	329,467
Administration fee	87,049
Custody and accounting fee	27,422
Services to shareholders	8,818
Reports to shareholders and shareholder meeting expenses	25,470
Directors’ fees and expenses	27,453
Legal fees	37,212
Audit and tax fees	38,599
NYSE listing fee	11,778
Insurance	7,082
Miscellaneous	9,046
Total expenses before expense reductions	609,396
Expense reductions	(46,557)
Total expenses after expense reductions	562,839
Net investment income	853,332

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,589,601
Foreign currency	(15,112)
Net realized gain (loss)	4,574,489
Change in net unrealized appreciation (depreciation) on:
Investments	(7,728,780)
Foreign currency	(11,687)
Change in net unrealized appreciation (depreciation)	(7,740,467)
Net gain (loss)	(3,165,978)
Net increase (decrease) in net assets resulting from operations	$(2,312,646)

The accompanying notes are an integral part of the financial statements.

18	|	The European Equity Fund, Inc.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Operations:
Net investment income (loss)	$853,332	$510,261
Net realized gain (loss)	4,574,489	3,583,771
Change in net unrealized appreciation (depreciation)	(7,740,467)	14,224,551
Net increase (decrease) in net assets resulting from operations	(2,312,646)	18,318,583
Distributions to shareholders from:
Net investment income	(239,818)	(689,069)
Capital share transactions:
Shares repurchased	(879,689)	(1,872,202)
Total increase (decrease) in net assets	(3,432,153)	15,757,312
Net assets at beginning of period	87,812,996	72,055,684
Net assets at end of period (including undistributed net investment income of $846,108 and $232,594 as of June 30, 2018 and December 31, 2017, respectively)	$84,380,843	$87,812,996

Other Information
Shares outstanding at beginning of period	8,004,800	8,223,000
Shares repurchased	(90,200)	(218,200)
Shares outstanding at end of period	7,914,600	8,004,800

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	19

Financial Highlights

	Six Months Ended 6/30/18		Years Ended December 31,
	(Unaudited)		2017	2016	2015		2014		2013

Per Share Operating Performance
Net asset value, beginning of period	$10.97		$8.76	$8.98	$9.32		$9.79		$7.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.11		.06	.11	.09		.09		.10
Net realized and unrealized gain (loss) on investments and foreign currency	(.40)		2.21	(.30)	(.28)		(.50)		1.84
Total from investment operations	(.29)		2.27	(.19)	(.19)		(.41)		1.94
Less distributions from:
Net investment income	(.03)		(.09)	(.08)	(.17)		(.11)		—
Accretion resulting from tender offer	—		—	—	.01		—		—
Dilution in net asset value from dividend reinvestment	—		—	—	(.00	)***	(.00	)***	(.01)
Increase resulting from share repurchases	.01		.03	.05	.01		.05		.03
Net asset value, end of period	$10.66		$10.97	$8.76	$8.98		$9.32		$9.79
Market value, end of period	$9.39		$9.87	$7.72	$8.06		$8.23		$8.94

Total Investment Return for the Period[b]
Based upon market value (%)	(4.56	)**	28.97	(3.31)	(.03)		(6.83)		27.17
Based upon net asset value (%)	(2.51	)**	26.32	(1.52)	(1.65)		(3.65)		25.03

Ratios to Average Net Assets
Total expenses before expense reductions (%)	1.40	*	1.45	1.54	1.60		1.59		1.61
Total expenses after expense reductions (%)	1.29	*	1.43	1.54	1.60		1.59		1.61
Net investment income (%)	.97	**	.63	1.21	.98		.95		1.14
Portfolio turnover (%)	26	**	48	64	93		107		77
Net assets at end of period ($ thousands)	84,381		87,813	72,056	77,534		85,650		94,468

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

*	Annualized.

**	Not annualized.

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

20	|	The European Equity Fund, Inc.

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The European Equity Fund, Inc. (the “Fund”) was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

The European Equity Fund, Inc.	|	21

Purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below

22	|	The European Equity Fund, Inc.

specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.14% annualized effective rate as of June 30, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2018, the Fund had securities on loan which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2018, the exchange rate was EUR €1.00 to USD $1.17.

The European Equity Fund, Inc.	|	23

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $3,743,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $70,088,386. The net unrealized appreciation for all investments based on tax cost was $17,845,670. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $19,640,870 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,795,200.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments, investments in foreign passive investment companies, expiration of capital loss carryforwards and certain securities sold at a loss. As a result,

24	|	The European Equity Fund, Inc.

net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2018, the Fund entered into options for hedging purposes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of June 30, 2018 is included in the Fund’s Schedule of Investments. There were no open written option contracts as of June 30, 2018. For the six months ended June 30, 2018, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $298,000.

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Purchased Options
Equity Contracts (a)	$283,070

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Investment in securities, at value (includes purchased options)

The European Equity Fund, Inc.	|	25

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in the Fund’s earnings during the six months ended June 30, 2018, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options
Equity Contracts (b)	$(400,750)

The above derivatives are located in the following Statement of Operations account:

(b)	Net realized gain (loss) from investments (includes purchased options)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options
Equity Contracts (c)	$403,174

The above derivatives are located in the following Statement of Operations account:

(c)	Change in net unrealized appreciation (depreciation) on investments (includes purchased options)

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH (“Deutsche AM International GmbH”). The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA”). Deutsche AM International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with Deutsche AM International GmbH, Deutsche AM International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Deutsche AM International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides Deutsche AM International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund’s average weekly net assets up to and including $50 million, 0.70% of such assets in excess of $50 million and up to and including $100 million, and 0.60% of such assets in excess of $100 million.

Effective November 1, 2017 through December 31, 2018, the Advisor has agreed to voluntarily reduce its advisory fee for the Fund such that the annual effective rate is limited to 0.65% of the Fund’s average daily net assets.

26	|	The European Equity Fund, Inc.

Accordingly, for the six months ended June 30, 2018, the fee pursuant to the Investment Advisory Agreement aggregated $329,467 of which $46,557 was waived resulting in an annualized effective rate of 0.65% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the fee it receives from the Fund. For the six months ended June 30, 2018, the amount charged to the Fund by DSC aggregated $5,973, of which $994 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,458, of which $4,853 is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended June 30, 2018, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or Deutsche AM International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

The European Equity Fund, Inc.	|	27

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2018 were $21,988,080 and $23,365,784, respectively.

E. Capital

During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund purchased 90,200 and 218,200 of its shares of common stock on the open market at a total cost of $879,689 and $1,872,202 ($9.75 and $8.58 average per share), respectively. The average discount of these purchased shares comparing the purchase price to the NAV per share at the time of purchase was 10.53% and 10.90%, respectively.

F. Share Repurchases

On July 25, 2016, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 847,000 shares during the period from August 1, 2016 through July 31, 2017. The Fund repurchased 400,500 shares between August 1, 2016 and July 31, 2017. On July 31, 2017, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 404,000 shares during the period from August 1, 2017 through July 31, 2018. The Fund repurchased 147,100 shares between August 1, 2017 and June 30, 2018. On July 27, 2018, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 791,000 shares during the period from August 1, 2018 through July 31, 2019.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2018, there were three shareholders that held approximately 17%, 6% and 3%, respectively, of the outstanding shares of the Fund.

28	|	The European Equity Fund, Inc.

Report of Annual Meeting of Stockholders	(Unaudited)

The Annual Meeting of Stockholders (the “Meeting”) of The European Equity Fund, Inc. was held on June 22, 2018. At the close of business on April 27, 2018, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 7,951,000 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 6,895,648 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1.	To elect two (2) Class I Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Dr. Wilhelm Bender	6,458,995	436,650
Mr. Walter C. Dostmann	6,311,065	584,580

2.

To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2018.

Number of Votes
For	Against	Abstain
6,758,597	67,497	69,554

The European Equity Fund, Inc.	|	29

Additional Information

Automated Information Lines	DWS Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds One International Place, 12th Floor Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — dws.com/en-us/resources/proxy-voting or on the SEC’s web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 349-4281.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings as of the month-end are posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com.

30	|	The European Equity Fund, Inc.

Investment Management

Deutsche Asset Management International GmbH (“Deutsche AM International GmbH” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. Deutsche AM International GmbH provides a full range of investment advisory services to both institutional and retail clients. Deutsche AM International GmbH is a wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or

00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	EEA
Nasdaq Symbol	XEEAX
CUSIP Number	298768102

The European Equity Fund, Inc.	|	31

Privacy Notice

FACTS	What Does DWS Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

32	|	The European Equity Fund, Inc.

Who we are
Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

Rev. 3/2018, as amended 7/2018

The European Equity Fund, Inc.	|	33

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—	The Central and Eastern Europe Fund, Inc. (formerly, The Central Europe, Russia and Turkey Fund, Inc.) — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—	The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The European Equity Fund, Inc. is diversified and focuses its investments primarily in equity and equity-linked securities of issuers domiciled in Europe, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

EEA-3

(R-028303-7 8/18)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$ -	0	347,100
February 1 through February 28	18,900	$ 9.92	18,900	328,200
March 1 through March 31	18,600	$ 9.73	18,600	309,600
April 1 through April 30	16,300	$ 9.73	16,300	293,300
May 1 through May 31	16,694	$ 9.73	16,694	276,606
June 1 through June 30	19,706	$ 9.55	19,706	256,900

Total	90,200	$ 9.75	90,200

On July 31, 2017, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 404,000 shares during the period from August 1, 2017 through July 31, 2018. Under this plan, the Fund repurchased 147,100 shares in open market transactions from August 1, 2017 to June 30, 2018.

On July 27, 2018, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 791,000 shares during the period from August 1, 2018 through July 31, 2019.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/29/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/29/2018